UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 16, 2015

ENTERGY NEW ORLEANS, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-35747	72-0273040
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Perdido Street, New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 670-3700

ENTERGY NEW ORLEANS STORM RECOVERY FUNDING I, L.L.C.
(Exact name of registrant as specified in its charter)

Louisiana	333-203320-01 and 333-205638-01	47-3361611
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Perdido Street, L-MAG-505A, New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Entergy New Orleans, Inc. (“ENO”) and Entergy New Orleans Storm Recovery Funding I, L.L.C. (the “Issuing Entity”) are filing the exhibits listed in Item 9.01(d) below in connection with the issuance of the Senior Secured Storm Recovery Bonds, as described in the Preliminary Prospectus Supplement dated July 9, 2015 and the Final Prospectus Supplement dated July 14, 2015. It is anticipated that the Bonds will be issued on July 22, 2015.
Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated July 14, 2015, by and among ENO, the Issuing Entity and the representatives of the underwriters.
4.1	Indenture, to be dated as of July 22, 2015, by and between the Issuing Entity and The Bank of New York Mellon, as indenture trustee and securities intermediary (the “Indenture Trustee”).
4.2	Series Supplement, to be dated as of July 22, 2015, by and between the Issuing Entity and the Indenture Trustee.
5.1	Form of Opinion of Phelps Dunbar L.L.P. with respect to legality
8.1	Form of Opinion of Sidley Austin LLP with respect to federal tax matters
8.2	Form of Opinion of Phelps Dunbar L.L.P with respect to Louisiana tax matters
99.1	Storm Recovery Property Servicing Agreement, to be dated as of July 22, 2015, by and between the Issuing Entity and ENO, as servicer.
99.2	Storm Recovery Property Purchase and Sale Agreement, to be dated as of July 22, 2015, by and between the Issuing Entity and ENO, as seller.
99.3	Administration Agreement, to be dated as of July 22, 2015, by and between the Issuing Entity and ENO, as administrator.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
                             ENTERGY NEW ORLEANS, INC.
By:    /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NEW ORLEANS STORM RECOVERY FUNDING I, L.L.C.
By:/s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

Date: July 16, 2015

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated July 14, 2015, by and among ENO, the Issuing Entity and the representatives of the underwriters.
4.1	Indenture, to be dated as of July 22, 2015, by and between the Issuing Entity and The Bank of New York Mellon, as indenture trustee and securities intermediary (the “Indenture Trustee”).
4.2	Series Supplement, to be dated as of July 22, 2015, by and between the Issuing Entity and the Indenture Trustee.
5.1	Form of Opinion of Phelps Dunbar L.L.P. with respect to legality
8.1	Form of Opinion of Sidley Austin LLP with respect to federal tax matters
8.2	Form of Opinion of Phelps Dunbar L.L.P with respect to Louisiana tax matters
99.1	Storm Recovery Property Servicing Agreement, to be dated as of July 22, 2015, by and between the Issuing Entity and ENO, as servicer.
99.2	Storm Recovery Property Purchase and Sale Agreement, to be dated as of July 22, 2015, by and between the Issuing Entity and ENO, as seller.
99.3	Administration Agreement, to be dated as of July 22, 2015, by and between the Issuing Entity and ENO, as administrator.